UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 13, 2022

(Date of earliest event reported)

The Eastern Company
(Exact name of Registrant as specified in its charter)

Connecticut	001-35383	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255

 (Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	EML	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (this “Amendment”) is an amendment to the Current Report on Form 8-K filed by The Eastern Company (the “Company”) on June 29, 2022 (the “Original Form 8-K”) concerning the appointment of Mr. Mark Hernandez and Mr. Michael Mardy as members of the Company’s Board of Directors (the “Board”). This Amendment is being filed in accordance with Instruction No. 2 to Item 5.02 of Form 8-K solely for the purpose of disclosing the appointments of Mr. Hernandez and Mr. Mardy to certain Committees of the Board. The complete text of Item 5.02, as amended, is set forth below. This Amendment does not amend, update or change any other disclosure contained in the Original Form 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of The Eastern Company (the “Company”) determined to increase the size of the Board from seven members to eight members on June 13, 2022, and on that date appointed Mr. Mark Hernandez and Mr. Michael Mardy (the “New Directors”) to fill an existing vacancy and the vacancy resulting from the increase in the size of the Board, effective July 25, 2022.

On July 25, 2022, the Board appointed Mr. Hernandez as a member of the Nominating and Corporate Governance Committee and Mr. Mardy as a member of the Audit Committee, effective on that date. Both Mr. Hernandez and Mr. Mardy were also appointed to the Environmental, Health, and Safety Committee, effective July 25, 2022.

The Board affirmatively determined that the New Directors have no material relationship with the Company and are independent directors as defined in the rules promulgated by The Nasdaq Stock Market LLC with respect to corporate governance matters. There are no transactions between the New Directors and the Company that would be reportable under Item 404(a) of Regulation S-K. There is also no arrangement or understanding between the New Directors and the Company pursuant to which the New Directors were selected as a director.

The New Directors will receive the standard director compensation provided by the Company to its non-employee directors as described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2022 (pro-rated to reflect the period of actual service).

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: July 28, 2022	By:	/s/Peter O’Hara
Peter O’Hara Chief Financial Officer

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